UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 26, 2010
G-III APPAREL GROUP, LTD.
(Exact name of registrant as specified in its charter)

Delaware	0-18183	41-1590959

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

512 Seventh Avenue New York, New York	10018

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 403-0500
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On March 26, 2010, G-III Leather Fashions, Inc. (“G-III”), a subsidiary of G-III Apparel Group, Ltd., entered into four lease amendment agreements (the “Amendments”) with 500-512 Seventh Avenue Limited Partnership relating to G-III’s office and showroom space located at 512 Seventh Avenue in New York City. The Amendments extend the term of the leases with respect to the six floors (an aggregate of approximately 69,000 square feet of office and showroom space) currently leased by G-III so that all of these leases now have a common expiration date of March 31, 2023, with a five year renewal option. In addition, the Amendments add three additional floors with an aggregate of 34,000 square feet of space to the leases with occupancy of the Additional Floors to commence within the next two years and grant G-III options to lease four additional floors in the building. Annual rent under the Amendments is approximately $3.0 million for the fiscal year ending January 31, 2011 and $2.6 million for the fiscal year ending January 31, 2012. Annual rent could increase if G-III were to exercise any of its options for additional floors.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
10.1	Second Amendment of Lease (10th floor), dated March 26, 2010, by and between G-III Leather Fashions, Inc. as Tenant and 500-512 Seventh Avenue Limited Partnership as Landlord.

10.2	Second Amendment of Lease (33rd floor), dated March 26, 2010, by and between G-III Leather Fashions, Inc. as Tenant and 500-512 Seventh Avenue Limited Partnership as Landlord.

10.3	Second Amendment of Lease (34th and 35th floor), dated March 26, 2010, by and between G-III Leather Fashions, Inc. as Tenant and 500-512 Seventh Avenue Limited Partnership as Landlord.

10.4
Third Amendment of Lease (36th, 21st, 22nd, 23rd and 24th floor), dated March 26, 2010, by and between G-III Leather Fashions, Inc. as Tenant and 500-512 Seventh Avenue Limited Partnership as Landlord.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G-III APPAREL GROUP, LTD.
Date: April 1, 2010	By:	/s/ Neal S. Nackman
		Name:	Neal S. Nackman
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Second Amendment of Lease (10th floor), dated March 26, 2010, by and between G-III Leather Fashions, Inc. as Tenant and 500-512 Seventh Avenue Limited Partnership as Landlord.

10.2	Second Amendment of Lease (33rd floor), dated March 26, 2010, by and between G-III Leather Fashions, Inc. as Tenant and 500-512 Seventh Avenue Limited Partnership as Landlord.

10.3	Second Amendment of Lease (34th and 35th floor), dated March 26, 2010, by and between G-III Leather Fashions, Inc. as Tenant and 500-512 Seventh Avenue Limited Partnership as Landlord.

10.4
Third Amendment of Lease (36th, 21st, 22nd, 23rd and 24th floor), dated March 26, 2010, by and between G-III Leather Fashions, Inc. as Tenant and 500-512 Seventh Avenue Limited Partnership as Landlord.